UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1401 Capital Avenue, Suite B, Plano, Texas 75074

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As described further below, on April 13, 2022, NuZee, Inc. (the “Company”) completed the Offering (as defined below), which included the 2022 Warrants (as defined below) as a component of the Units (as defined below). The 2022 Warrants are governed by the terms set forth in the Common Stock Purchase Warrant between the Company and each investor (the “Form of 2022 Warrant”). Each 2022 Warrant entitles the registered holder to purchase one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a price equal to $2.00 per share, subject to adjustment as discussed below. The 2022 Warrants are immediately exercisable and expire at 5:00 p.m., Eastern Time, on April 13, 2027. The exercise price and number of shares of Common Stock issuable upon exercise of the 2022 Warrants may be adjusted in certain circumstances, including in the event of a stock dividend or recapitalization, reorganization, merger or consolidation. Holders may exercise their 2022 Warrants on a “cashless” basis pursuant to a formula set forth in the Form of 2022 Warrant.

The foregoing summary of the terms of the Form of 2022 Warrant is subject to, and qualified in its entirety by reference to, the Form of 2022 Warrant that is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Each investor in the Offering has agreed that, for a period of one year after the closing of the Offering, such investor will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any securities acquired in the Offering (including any 2022 Warrant Shares (as defined below)), other than certain customary exempt transactions. Following expiration of the one year contractual restriction on transfer, any subsequent offer, sale, transfer or other disposition of the securities acquired in the Offering (including any 2022 Warrant Shares (as defined below)) will require registration under the Securities Act of 1933, as amended (the “Securities Act”) or the availability of an exemption therefrom.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On April 13, 2022, the Company sold 884,778 units (the “Units”), at a price of $2.00 per Unit, with each Unit consisting of (a) one share of Common Stock (collectively, the “Shares”) and (b) one warrant (the “2022 Warrants”) to purchase one whole share of Common Stock (the “2022 Warrant Shares”) with an initial exercise price of $2.00 per share, for an aggregate purchase price of approximately $1.77 million (the “Offering”).

All of the investors were non-U.S. persons (as that term is defined in Regulation S under the Securities Act) or accredited investors (as that term is defined in Regulation D under the Securities Act) and those investors purchased in transactions outside of the United States or exempt from the registration requirements of the Securities Act pursuant to Rule 506(b) promulgated thereunder, respectively. In issuing securities to those investors, the Company relied on the exemptions from the registration requirements of the Securities Act provided for in Regulation S, Regulation D and/or Section 4(a)(2) of the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The securities described herein have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions that the forward-looking information presented in this Current Report, including, but not limited to, statements about the expected net proceeds to be received by the Company, is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this Current Report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K. Any forward-looking information presented herein is made only as of the date of this Current Report, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: April 15, 2022	By:	/s/ Patrick Shearer
	Name:	Patrick Shearer
	Title:	Chief Financial Officer